EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-133831 on Form S-8 of UnionBancorp, Inc., of our report dated June 27, 2006, appearing in this Annual Report on Form 11-K of the UnionBancorp, Inc. 401(k) Profit Sharing Plan for the year ended December 31, 2005.


                                       /s/ Crowe Chizek and Company LLC
                                       -----------------------------------------
                                       Crowe Chizek and Company LLC

Oak Brook, Illinois
June 27, 2006